Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger, WW

212.601.7569

corey.kinger@weightwatchers.com

Media:

Megan Bishop, Teneo Strategy for WW

917.544.0071

megan.bishop@teneostrategy.com

WW Announces Strong Third Quarter 2018 Results

Updates Full Year 2018 Earnings Guidance

•	End of Period Subscribers in Q3 2018 up 25% year-over-year to 4.2 million

•	Total Paid Weeks in Q3 2018 up 24% year-over-year

•	Revenues in Q3 2018 of $366 million, up 13%, or 14% on a constant currency basis, year-over-year

•	Gross margin percentage of 58.9% in Q3 2018, up from 54.7% in the prior year period

•	Operating Income in Q3 2018 of $119 million, up 30%, or 31% on a constant currency basis, year-over-year

•	EPS in Q3 2018 of $1.00, up from $0.65 in the prior year period

•	Updated FY 2018 earnings guidance to an EPS range of $3.15 to $3.25

NEW YORK (Nov. 1, 2018) – Weight Watchers International, Inc. (NASDAQ: WTW) (“WW”) today announced its results for the third quarter of fiscal 2018 and updated its full year fiscal 2018 earnings guidance.

“Reflecting continued strong consumer response to WW FreestyleTM, we ended the quarter with 4.2 million subscribers, a record for the third quarter, and up 25% year-over-year,” said Mindy Grossman, the Company’s President and CEO. “As we expand our mission from being the global leader in weight management to becoming the world’s partner in wellness, we marked a major milestone with our rebranding as WW. We are also enhancing our digital experience in ways that are meaningful to our members’ lives, including through the launch of WellnessWinsTM, our first loyalty and rewards program. We have accomplished a great deal in 2018; however, I believe the true impact of our bold moves will be realized in 2019 and beyond.”

“Our third quarter 2018 results reflect the continued momentum in our business, with strong growth year-over-year in subscribers and revenue, driving an impressive flow-through to profitability,” said Nick Hotchkin, the Company’s CFO.

Q3 2018 Consolidated Results

	Three Months Ended		% Change	% Change Adjusted for Constant Currency(1)
	September 29, 2018	September 30, 2017
(in millions except percentages and per share amounts)

Service Revenues, net	$312.0	$273.2	14.2%	15.2%
Product Sales and Other, net	53.8	50.5	6.6%	7.5%

Revenues, net	$365.8	$323.7	13.0%	14.0%
Operating Income	$118.9	$91.4	30.1%	31.1%
Net Income*	$70.1	$44.7	56.8%	58.4%
EPS	$1.00	$0.65	53.2%	54.7%

Total Paid Weeks	56.5	45.4	24.4%	N/A
Digital(2) Paid Weeks	36.4	26.6	37.1%	N/A
Digital + Studio(3) Paid Weeks	20.1	18.9	6.4%	N/A

End of Period Subscribers(4)	4.2	3.4	24.9%	N/A
Digital Subscribers	2.7	2.0	36.5%	N/A
Digital + Studio Subscribers	1.4	1.3	7.5%	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital offerings, including the Personal Coaching product.
(3)

“Digital + Studio” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Digital + Studio” business also includes the provision of access to workshops for the Company’s “pay-as-you-go” members and other studio members.

(4)	“Subscribers” refers to Digital subscribers and Digital + Studio subscribers who participate in recur bill programs in Company-owned operations.

*Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Q3 2018 Business and Financial Highlights

•

End of Period Subscribers in Q3 2018 were up 24.9% versus the prior year period, driven by growth in all major geographic markets. Q3 2018 End of Period Digital Subscribers were up 36.5% and End of Period Digital + Studio Subscribers were up 7.5% versus the prior year period.

•

Total Paid Weeks in Q3 2018 were up 24.4% versus the prior year period, driven by growth in all major geographic markets. Q3 2018 Digital Paid Weeks increased 37.1% and Digital + Studio Paid Weeks increased 6.4% versus the prior year period.

•	Revenues in Q3 2018 were $365.8 million. On a constant currency basis, Q3 2018 revenues increased 14.0% versus the prior year period.

o

Service Revenues in Q3 2018 were $312.0 million. On a constant currency basis, these revenues increased 15.2% versus the prior year period. This increase was primarily driven by growth in the North America and Continental Europe markets.

o	Product Sales and Other in Q3 2018 were $53.8 million. On a constant currency basis, these revenues increased 7.5% versus the prior year period.

•

Operating Income in Q3 2018 was $118.9 million. On a constant currency basis, operating income increased 31.1% versus the prior year period. This increase in operating income was primarily driven by operating leverage on higher revenues in the quarter versus the prior year period.

•	Tax Rate in Q3 2018 was 15.0% as compared to 30.5% in the prior year period. The Q3 2018 tax rate was lower than anticipated primarily due to the reversal of certain tax reserves.

•	Net Income in Q3 2018 was $70.1 million compared to $44.7 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q3 2018 was $1.00 compared to $0.65 in the prior year period.
o	Certain items affect year-over-year comparability.
◾	Q3 2018 results benefited from the reversal of certain tax reserves, the impact of which positively impacted EPS by $0.06 per fully diluted share.
◾	Q3 2017 results benefited from the reversal of certain tax reserves, the impact of which positively impacted EPS by $0.03 per fully diluted share.

Other Items

•	Cash balance as of September 29, 2018 was $219.8 million. On that same date, the Company had no outstanding borrowings under its $150 million revolving credit facility.

Full Year Fiscal 2018 Earnings Guidance

The Company is updating its full year fiscal 2018 earnings guidance to between $3.15 and $3.25 per fully diluted share. Prior earnings guidance was between $3.10 and $3.25 per fully diluted share. This guidance reflects the Company’s strong operating performance, as well as a lower tax rate.

Third Quarter 2018 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, will discuss the third quarter of fiscal 2018 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in the attachments to this release the non-GAAP financial measure earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

WW is a global wellness company and the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging digital experience and face-to-face group workshops, members follow our livable and sustainable program that encompasses healthy eating, physical activity, and a positive mindset. With more than five decades of experience in building communities and our deep expertise in behavioral science, we aim to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt and its debt service obligations and debt covenants; the inability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	September 29, 2018	December 30, 2017
ASSETS
Cash and cash equivalents	$219.8	$83.1
Other current assets	116.3	125.9

TOTAL CURRENT ASSETS	336.1	209.0
Property and equipment, net	49.8	48.0
Goodwill, franchise rights and other intangible assets, net	962.0	956.9
Other assets	33.6	32.1

TOTAL ASSETS	$1,381.5	$1,246.0

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$57.8	$82.8
Other current liabilities	254.2	260.2

TOTAL CURRENT LIABILITIES	312.0	343.0
Long-term debt	1,687.5	1,740.6
Deferred income taxes, other	223.3	173.9

TOTAL LIABILITIES	$2,222.8	$2,257.5

Redeemable noncontrolling interest	3.9	4.5

Shareholders’ deficit	(845.2)	(1,016.0)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,381.5	$1,246.0

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 29, 2018	September 30, 2017
Service revenues, net (1)	$312.0	$273.2
Product sales and other, net (2)	53.8	50.5

Revenues, net	365.8	323.7

Cost of services (3)	122.4	118.1
Cost of product sales and other (4)	28.0	28.5

Cost of revenues	150.4	146.6

Gross profit	215.4	177.1
Marketing expenses	35.5	30.3
Selling, general and administrative expenses	61.0	55.4

Operating income	118.9	91.4
Interest expense	35.5	27.0
Other expense, net	0.9	0.1

Income before income taxes	82.5	64.3
Provision for income taxes	12.4	19.6

Net income	70.1	44.7
Net loss attributable to the noncontrolling interest	0.0	0.1

Net income attributable to Weight Watchers International, Inc.	$70.1	$44.7

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$1.05	$0.69

Diluted	$1.00	$0.65

Weighted average common shares outstanding:
Basic	66.7	64.5

Diluted	70.3	68.7

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Digital + Studio Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching product. “Digital + Studio Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops and via e-commerce, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of Digital cost of revenues, excluding digital advertising costs, and studio operating expenses.
(4)	Consists of studio cost of product, digital advertising costs, non-studio cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 29, 2018	September 30, 2017
Service revenues, net (1)	$984.4	$817.7
Product sales and other, net (2)	199.4	176.7

Revenues, net	1,183.7	994.4

Cost of services (3)	390.3	363.3
Cost of product sales and other (4)	112.2	100.9

Cost of revenues	502.5	464.2

Gross profit	681.2	530.2
Marketing expenses	189.9	158.7
Selling, general and administrative expenses	182.7	153.7

Operating income	308.6	217.8
Interest expense	107.2	82.2
Other expense, net	2.0	0.3
Gain on early extinguishment of debt	—	(1.6)

Income before income taxes	199.4	136.9
Provision for income taxes	19.6	36.5

Net income	179.8	100.4
Net loss attributable to the noncontrolling interest	0.1	0.1

Net income attributable to Weight Watchers International, Inc.	$180.0	$100.5

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$2.72	$1.57

Diluted	$2.57	$1.48

Weighted average common shares outstanding:
Basic	66.1	64.2

Diluted	70.1	67.9

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Digital + Studio Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching product. “Digital + Studio Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops and via e-commerce, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of Digital cost of revenues, excluding digital advertising costs, and studio operating expenses.
(4)	Consists of studio cost of product, digital advertising costs, non-studio cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	September 29, 2018	September 30, 2017	Variance
Digital Paid Weeks (1)
North America	23.7	17.0	39.7%
CE	9.7	7.2	35.1%
UK	2.2	1.8	22.3%
Other (2)	0.7	0.5	33.8%

Total Digital Paid Weeks	36.4	26.6	37.1%

Digital + Studio Paid Weeks (1)
North America	13.9	13.0	7.1%
CE	2.9	2.7	8.0%
UK	2.7	2.6	4.8%
Other (2)	0.6	0.7	(8.2%)

Total Digital + Studio Paid Weeks	20.1	18.9	6.4%

Total Paid Weeks (1)
North America	37.6	30.0	25.6%
CE	12.6	9.9	27.7%
UK	4.9	4.4	12.1%
Other (2)	1.3	1.2	10.7%

Total Paid Weeks	56.5	45.4	24.4%

End of Period Digital Subscribers (3)
North America	1.8	1.3	38.5%
CE	0.8	0.6	36.8%
UK	0.2	0.1	18.4%
Other (2)	0.1	0.0	32.4%

Total End of Period Digital Subscribers	2.7	2.0	36.5%

End of Period Digital + Studio Subscribers (3)
North America	1.0	0.9	6.5%
CE	0.2	0.2	8.8%
UK	0.2	0.2	7.0%
Other (2)	0.0	0.0	30.3%

Total End of Period Digital + Studio Subscribers	1.4	1.3	7.5%

Total End of Period Subscribers (3)
North America	2.8	2.2	25.1%
CE	1.0	0.8	29.2%
UK	0.4	0.3	12.0%
Other (2)	0.1	0.1	31.4%

Total End of Period Subscribers	4.2	3.4	24.9%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); (ii) “Digital + Studio Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Digital + Studio Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching, subscribers; (ii) “End of Period Digital + Studio Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Digital + Studio Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Nine Months Ended
	September 29, 2018	September 30, 2017	Variance
Digital Paid Weeks (1)
North America	71.7	51.3	39.9%
CE	29.2	21.1	38.5%
UK	6.8	5.4	26.5%
Other (2)	2.2	1.7	27.7%

Total Digital Paid Weeks	109.9	79.5	38.4%

Digital + Studio Paid Weeks (1)
North America	44.1	39.7	11.0%
CE	9.7	8.6	12.9%
UK	8.4	7.9	6.3%
Other (2)	1.9	2.0	(7.3%)

Total Digital + Studio Paid Weeks	64.1	58.3	10.0%

Total Paid Weeks (1)
North America	115.9	91.0	27.3%
CE	38.9	29.7	31.1%
UK	15.2	13.3	14.5%
Other (2)	4.1	3.7	8.6%

Total Paid Weeks	174.0	137.7	26.4%

End of Period Digital Subscribers (3)
North America	1.8	1.3	38.5%
CE	0.8	0.6	36.8%
UK	0.2	0.1	18.4%
Other (2)	0.1	0.0	32.4%

Total End of Period Digital Subscribers	2.7	2.0	36.5%

End of Period Digital + Studio Subscribers (3)
North America	1.0	0.9	6.5%
CE	0.2	0.2	8.8%
UK	0.2	0.2	7.0%
Other (2)	0.0	0.0	30.3%

Total End of Period Digital + Studio Subscribers	1.4	1.3	7.5%

Total End of Period Subscribers (3)
North America	2.8	2.2	25.1%
CE	1.0	0.8	29.2%
UK	0.4	0.3	12.0%
Other (2)	0.1	0.1	31.4%

Total End of Period Subscribers	4.2	3.4	24.9%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); (ii) “Digital + Studio Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Digital + Studio Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching, subscribers; (ii) “End of Period Digital + Studio Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Digital + Studio Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2018 Variance
					2018 vs 2017	2018 Constant Currency vs 2017
	Q3 2018			Q3 2017
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Consolidated Company Revenues	$365.8	$3.4	$369.1	$323.7	13.0%	14.0%
Consolidated Digital Subscription Revenues (1)	$143.3	$1.4	$144.7	$107.6	33.2%	34.5%
Consolidated Digital + Studio Fees (2)	$168.7	$1.5	$170.1	$165.6	1.8%	2.7%
Consolidated Service Revenues (3)	$312.0	$2.9	$314.9	$273.2	14.2%	15.2%
Consolidated Product Sales and Other (4)	$53.8	$0.4	$54.2	$50.5	6.6%	7.5%

North America
Digital Subscription Revenues (1)	$95.7	$0.3	$95.9	$71.3	34.2%	34.6%
Digital + Studio Fees (2)	$125.3	$0.4	$125.7	$122.4	2.3%	2.6%
Service Revenues (3)	$220.9	$0.7	$221.6	$193.7	14.0%	14.4%
Product Sales and Other (4)	$34.3	$0.1	$34.4	$29.9	14.7%	15.0%
Total Revenues	$255.3	$0.7	$256.0	$223.7	14.1%	14.5%

CE
Digital Subscription Revenues (1)	$37.9	$0.8	$38.7	$27.7	36.7%	39.6%
Digital + Studio Fees (2)	$25.4	$0.5	$25.9	$23.4	8.7%	10.8%
Service Revenues (3)	$63.4	$1.3	$64.7	$51.2	23.9%	26.4%
Product Sales and Other (4)	$9.0	$0.2	$9.2	$9.5	(5.1%)	(3.3%)
Total Revenues	$72.4	$1.4	$73.8	$60.7	19.3%	21.7%

UK
Digital Subscription Revenues (1)	$6.3	$0.0	$6.3	$5.7	10.5%	10.9%
Digital + Studio Fees (2)	$12.6	$0.0	$12.7	$13.3	(5.2%)	(4.8%)
Service Revenues (3)	$18.9	$0.1	$19.0	$19.0	(0.5%)	(0.1%)
Product Sales and Other (4)	$6.5	$0.0	$6.5	$6.5	(0.4%)	0.1%
Total Revenues	$25.4	$0.1	$25.5	$25.5	(0.5%)	(0.0%)

Other (5)
Digital Subscription Revenues (1)	$3.4	$0.3	$3.7	$2.9	19.7%	30.9%
Digital + Studio Fees (2)	$5.3	$0.6	$5.9	$6.5	(17.8%)	(8.9%)
Service Revenues (3)	$8.7	$0.9	$9.6	$9.3	(6.3%)	3.3%
Product Sales and Other (4)	$4.0	$0.2	$4.1	$4.5	(12.1%)	(8.6%)
Total Revenues	$12.7	$1.1	$13.8	$13.9	(8.2%)	(0.6%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching product.
(2)	“Digital + Studio Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Digital + Studio Fees”.
(4)

“Product Sales” are sales of consumer products in workshops and via e-commerce, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2018 Variance
					2018 vs 2017	2018 Constant Currency vs 2017
	YTD 2018			YTD 2017
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Consolidated Company Revenues	$1,183.7	$(19.5)	$1,164.3	$994.4	19.0%	17.1%
Consolidated Digital Subscription Revenues (1)	$432.9	$(7.6)	$425.3	$312.7	38.4%	36.0%
Consolidated Digital + Studio Fees (2)	$551.5	$(7.4)	$544.1	$505.0	9.2%	7.7%
Consolidated Service Revenues (3)	$984.4	$(15.0)	$969.3	$817.7	20.4%	18.5%
Consolidated Product Sales and Other (4)	$199.4	$(4.5)	$194.9	$176.7	12.8%	10.3%

North America
Digital Subscription Revenues (1)	$289.0	$(0.3)	$288.7	$213.0	35.7%	35.6%
Digital + Studio Fees (2)	$408.2	$(0.5)	$407.7	$376.1	8.5%	8.4%
Service Revenues (3)	$697.2	$(0.8)	$696.4	$589.1	18.4%	18.2%
Product Sales and Other (4)	$121.8	$(0.1)	$121.7	$106.3	14.6%	14.4%
Total Revenues	$819.0	$(0.9)	$818.1	$695.4	17.8%	17.6%

CE
Digital Subscription Revenues (1)	$113.4	$(6.4)	$107.1	$75.0	51.3%	42.8%
Digital + Studio Fees (2)	$83.9	$(5.1)	$78.8	$70.2	19.6%	12.3%
Service Revenues (3)	$197.4	$(11.5)	$185.9	$145.2	36.0%	28.0%
Product Sales and Other (4)	$39.2	$(2.9)	$36.3	$34.4	13.8%	5.3%
Total Revenues	$236.5	$(14.4)	$222.1	$179.6	31.7%	23.7%

UK
Digital Subscription Revenues (1)	$19.8	$(1.1)	$18.7	$15.9	24.6%	17.6%
Digital + Studio Fees (2)	$41.6	$(2.4)	$39.2	$39.4	5.3%	(0.7%)
Service Revenues (3)	$61.4	$(3.5)	$57.8	$55.3	10.9%	4.5%
Product Sales and Other (4)	$23.5	$(1.5)	$22.0	$20.6	14.2%	7.1%
Total Revenues	$84.9	$(5.0)	$79.9	$75.9	11.8%	5.2%

Other (5)
Digital Subscription Revenues (1)	$10.6	$0.2	$10.9	$8.9	20.0%	22.5%
Digital + Studio Fees (2)	$17.8	$0.5	$18.4	$19.3	(7.4%)	(4.7%)
Service Revenues (3)	$28.5	$0.8	$29.2	$28.1	1.2%	3.9%
Product Sales and Other (4)	$14.9	$0.0	$14.9	$15.4	(3.2%)	(3.1%)
Total Revenues	$43.4	$0.8	$44.1	$43.5	(0.4%)	1.4%

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching product.
(2)	“Digital + Studio Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Digital + Studio Fees”.
(4)

“Product Sales” are sales of consumer products in workshops and via e-commerce, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2018 Variance
					2018 vs 2017	2018 Constant Currency vs 2017
	Q3 2018			Q3 2017
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Gross Profit	$215.4	$2.0	$217.4	$177.1	21.6%	22.8%
Gross Margin	58.9%		58.9%	54.7%

Selling, General and Administrative Expenses	$61.0	$0.6	$61.6	$55.4	10.1%	11.2%

Operating Income	$118.9	$0.9	$119.8	$91.4	30.1%	31.1%
Operating Income Margin	32.5%		32.5%	28.2%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2018 Variance
					2018 vs 2017	2018 Constant Currency vs 2017
	YTD 2018			YTD 2017
	GAAP	Currency Adjustment	Constant Currency	GAAP
Selected Financial Data
Gross Profit	$681.2	$(11.7)	$669.5	$530.2	28.5%	26.3%
Gross Margin	57.5%		57.5%	53.3%

Selling, General and Administrative Expenses	$182.7	$(1.5)	$181.2	$153.7	18.9%	17.9%

Operating Income	$308.6	$(4.9)	$303.7	$217.8	41.7%	39.4%
Operating Income Margin	26.1%		26.1%	21.9%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	September 29, 2018	September 30, 2017	September 29, 2018	September 30, 2017
Net Income	$70.1	$44.7	$180.0	$100.5
Interest	35.5	27.0	107.2	82.2
Taxes	12.4	19.6	19.6	36.5
Depreciation and Amortization	10.8	12.8	32.6	38.3
Stock-based Compensation	5.7	4.6	15.3	9.4

EBITDAS	$134.5	$108.6	$354.7	$266.9

Note: Totals may not sum due to rounding.